UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04765

Dreyfus New York AMT-Free Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	11/30/15

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus New York AMT-Free Municipal Bond Fund

ANNUAL REPORT November 30, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus New York AMT-Free Municipal Bond Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus New York AMT-Free Municipal Bond Fund, covering the 12-month period from December 1, 2014, through November 30, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets proved volatile over the reporting period amid choppy U.S. and global economic growth. Employment and housing market gains helped U.S. stocks advance over the reporting period’s first half, driving some broad measures of market performance to new record highs in the spring. Although those gains were erased over the summer when global economic instability undermined investor sentiment, a renewed rally in the fall enabled most stock indices to end the reporting period in mildly positive territory. In contrast, international stocks mostly provided negative results, but developed markets fared better than emerging markets amid falling commodity prices and depreciating currency values. U.S. bonds produced modestly positive total returns overall, with municipal bonds achieving higher returns, on average, than U.S. government securities and corporate-backed bonds.

We expect market volatility to persist over the near term until investors see greater clarity regarding domestic and global economic conditions. Our investment strategists and portfolio managers are monitoring developments carefully, keeping a close watch on credit spreads, currency values, commodity prices, corporate profits, economic trends in the emerging markets, and other developments that could influence investor sentiment. Over the longer term, we remain confident that markets are likely to benefit as investors increasingly recognize that inflation is likely to stay low, economic growth expectations are stabilizing, and monetary policies remain accommodative in most regions of the world. In our view, investors will continue to be well served under these circumstances by a long-term perspective and a disciplined investment approach.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
December 17, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2014, through November 30, 2015, as provided by Thomas Casey and Daniel Rabasco, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended November 30, 2015, Dreyfus New York AMT-Free Municipal Bond Fund’s Class A shares produced a total return of 3.24%, Class C shares returned 2.45%, Class I shares returned 3.50%, and Class Y shares returned 3.42%.1 In comparison, the Barclays Municipal Bond Index (the “Index”), the fund’s benchmark index, which is composed of bonds issued nationally and not solely within New York, achieved a total return of 3.10% for the same period.2

Municipal bonds gained value over the reporting period despite heightened volatility amid shifting economic sentiment. An emphasis on higher yielding, revenue-backed bonds enabled the fund’s Class A, Class I, and Class Y shares to outperform the benchmark.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal, New York state, and New York city income taxes to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal, New York state, and New York city personal income taxes. The fund also seeks to provide income exempt from the federal alternative minimum tax. The fund will invest at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years, but the fund may invest in individual securities of any maturity.

In managing the fund, we focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting. We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We actively trade among various sectors, such as pre-refunded, general obligation, and revenue, based on their apparent relative values.

Improving Credit Quality Supported Municipal Bonds

Unlike most other financial markets, municipal bonds encountered less volatility stemming from bouts of economic uncertainty. In late 2014, global investors flocked to higher yielding U.S. bonds, and the resulting buying pressure sent prices higher and yields lower. Longer term interest rates briefly moved higher amid stronger-than-expected employment data in early 2015, but disappointing GDP growth soon caused yields to moderate. Longer term rates climbed again in the spring when domestic growth reaccelerated, but renewed global economic concerns pushed yields lower over the summer. In the fall, declining commodity prices and global economic instability continued to put downward pressure on yields.

The municipal bond market also weathered higher new issuance volumes resulting from issuers rushing to refinance existing debt before expected hikes in short-term interest rates.

DISCUSSION OF FUND PERFORMANCE (continued)

Meanwhile, demand for municipal bonds remained strong and steady as investors sought competitive after-tax yields and adopted more risk-averse investment postures during a time of economic uncertainty.

Municipal bonds further benefited from improving credit conditions as tax revenues climbed beyond pre-recession levels for many states and local municipalities. New York ranked as one of the leaders of the national recovery due to higher-than-projected tax collections, ample reserve balances, and low unfunded pension liabilities.

Revenue Bonds Bolstered Fund Results

The fund achieved positive relative results by favoring revenue bonds over general obligation and escrowed bonds. Results were particularly strong for A and BBB rated bonds backed by industrial development projects, water facilities, and the state’s settlement of litigation with U.S. tobacco companies. The fund also benefited from lack of direct exposure to struggling Puerto Rico bonds. On the other hand, higher quality holdings, including those backed by education facilities and special taxes, detracted slightly from relative results.

Our interest-rate strategies generally proved effective over the reporting period. A modestly long average duration, an emphasis on intermediate and longer term maturities, and a correspondingly light position in short maturities helped the fund earn higher levels of current income and capture gains when yield differences narrowed along the market’s maturity spectrum.

A Constructive Investment Posture

We remain optimistic regarding the prospects for the municipal bond market as the U.S. economy continues to grow and fiscal conditions generally improve. Therefore, we have looked for opportunities to add higher yielding securities when attractively valued opportunities arise. We have retained the fund’s focus on revenue-backed bonds, and we have maintained a slightly long average duration. Conversely, we have established underweighted positions in shorter term securities that could prove vulnerable to rising short-term interest rates. Indeed, soon after the reporting period’s end, the Federal Reserve Board implemented its first short-term rate hike in nearly 10 years.

December 17, 2015

Bond funds are subject generally to interest rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation, and the rating of the issue. Changes in economic, business, or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.
1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y are not subject to any initial or deferred sales charge. Return figures for Class Y reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through April 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, Class Y returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents. Capital gains, if any, are fully taxable.

2 SOURCE: Lipper Inc. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Barclays Municipal Bond Index is a widely accepted, unmanaged and geographically unrestricted total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus New York AMT-Free Municipal Bond Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Barclays Municipal Bond Index

†Source: Lipper Inc.
††The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 12/15/08 (the inception date for Class I shares), not reflecting the applicable sales charges for Class A shares.
The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus New York AMT-Free Municipal Bond Fund on 11/30/05 to a $10,000 investment made in the Barclays Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund invests primarily in New York municipal securities and the fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is not limited to investments principally in New York municipal obligations and does not take into account charges, fees and other expenses. The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 11/30/15

	Inception Date	1 Year	5 Years		10 Years
Class A shares
with maximum sales charge (4.5%)	12/31/86	-1.39%	3.24%		3.55%
without sales charge	12/31/86	3.24%	4.20%		4.03%
Class C shares
with applicable redemption charge †	9/11/95	1.45%	3.41%		3.25%
without redemption	9/11/95	2.45%	3.41%		3.25%
Class I shares	12/15/08	3.50%	4.46%		4.19%	††
Class Y shares	7/1/13	3.42%	4.30%	††	4.08%	††
Barclays Municipal Bond Index		3.10%	4.79%		4.73%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 12/15/08 (the inception date for Class I shares), not reflecting the applicable sales charges for Class A shares.
The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus New York AMT-Free Municipal Bond Fund from June 1, 2015 to November 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the six months ended November 30, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 4.62	$ 8.46	$ 3.40	$ 2.90
Ending value (after expenses)	$ 1,024.90	$ 1,021.00	$ 1,026.20	$ 1,026.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the six months ended November 30, 2015

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 4.61	$ 8.44	$ 3.40	$ 2.89
Ending value (after expenses)	$ 1,020.51	$ 1,016.70	$ 1,021.71	$ 1,022.21

† Expenses are equal to the fund’s annualized expense ratio of .91% for Class A, 1.67% for Class C, .67% for Class I and .57% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2015

Long-Term Municipal Investments - 100.7%	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 97.3%
Albany Industrial Development Agency, Civic Facility Revenue (Saint Peter's Hospital of the City of Albany Project) (Prerefunded)	5.25	11/15/17	4,500,000	[a]	4,897,530
Build New York City Resource Corporation, Revenue (The New York Methodist Hospital Project)	5.00	7/1/29	650,000		734,871
Build New York City Resource Corporation, Revenue (YMCA of Greater New York Project)	5.00	8/1/40	1,000,000		1,104,820
Hempstead Local Development Corporation, Revenue (Molloy College Project)	5.70	7/1/29	4,865,000		5,450,795
Hudson Yards Infrastructure Corporation, Hudson Yards Senior Revenue	5.75	2/15/47	2,500,000		2,855,400
JPMorgan Chase Putters/Drivers Trust (Series 3803), (New York State Dormitory Authority, Revenue (The Rockefeller University)) Non-recourse	5.00	7/1/18	4,000,000	[b,c]	4,556,280
JPMorgan Chase Putters/Drivers Trust (Series 4377), (New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue) Non-recourse	5.00	5/1/21	10,000,000	[b,c]	11,218,800
Long Island Power Authority, Electric System General Revenue	1.05	11/1/18	1,000,000	[d]	1,000,270
Long Island Power Authority, Electric System General Revenue	5.00	9/1/34	1,500,000		1,702,170
Long Island Power Authority, Electric System General Revenue	5.00	9/1/37	1,700,000		1,930,078
Long Island Power Authority, Electric System General Revenue (Prerefunded)	6.00	5/1/19	3,000,000	[a]	3,513,900
Metropolitan Transportation Authority, Dedicated Tax Fund Revenue	5.00	11/15/27	3,000,000		3,567,960
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/23	2,000,000		2,409,560
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/25	1,000,000		1,077,310
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/28	2,500,000		2,946,475
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	2,000,000		2,316,040
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/30	5,000,000		5,797,450
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/32	5,000,000		5,772,200
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/34	3,000,000		3,438,660
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/41	1,755,000		1,952,946

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 100.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
New York - 97.3% (continued)
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/43	6,210,000	6,985,132
Metropolitan Transportation Authority, Transportation Revenue	5.25	11/15/44	2,000,000	2,325,580
Monroe County Industrial Development Corporation, Revenue (University of Rochester Project)	5.00	7/1/25	2,420,000	2,770,247
Monroe County Industrial Development Corporation, Revenue (University of Rochester Project)	5.00	7/1/43	1,000,000	1,128,620
Nassau County Local Economic Assistance Corporation, Revenue (Winthrop-University Hospital Association Project)	5.00	7/1/42	1,000,000	1,066,610
New York City, GO	5.25	9/1/25	1,000,000	1,106,010
New York City, GO	5.00	8/1/27	5,000,000	6,064,050
New York City, GO	5.00	8/1/28	4,000,000	4,711,960
New York City, GO	5.00	8/1/29	5,000,000	5,835,000
New York City, GO	5.00	8/1/31	4,000,000	4,666,360
New York City, GO	5.00	10/1/32	730,000	853,991
New York City, GO	5.00	8/1/33	12,240,000	14,242,586
New York City Educational Construction Fund, Revenue	6.50	4/1/25	3,960,000	4,915,390
New York City Industrial Development Agency, PILOT Revenue (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/49	5,000,000	5,856,750
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue	5.00	6/15/31	5,000,000	5,936,150
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue	5.00	6/15/31	3,000,000	3,426,300
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue	5.00	6/15/34	2,000,000	2,300,920
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue	5.25	6/15/40	2,975,000	3,345,447

Long-Term Municipal Investments - 100.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 97.3% (continued)
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue	5.50	6/15/40	2,500,000		2,838,275
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue	5.00	6/15/45	4,000,000		4,573,120
New York City Transitional Finance Authority, Building Aid Revenue	5.00	7/15/40	3,000,000		3,432,150
New York City Transitional Finance Authority, Building Aid Revenue	5.00	7/15/43	5,000,000		5,645,950
New York City Transitional Finance Authority, Future Tax Secured Revenue	5.00	11/1/22	4,000,000		4,003,760
New York City Transitional Finance Authority, Future Tax Secured Revenue	5.00	11/1/28	2,695,000		2,697,533
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	2/1/36	2,000,000		2,296,420
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	11/1/38	3,000,000		3,367,230
New York City Trust for Cultural Resources, Revenue (American Museum of Natural History)	5.00	7/1/32	4,210,000		4,931,720
New York Convention Center Development Corporation, Revenue (Hotel Unit Fee Secured) (Credit Support Agreement; SONYMA)	5.00	11/15/40	1,250,000		1,430,088
New York Liberty Development Corporation, Liberty Revenue (4 World Trade Center Project)	5.00	11/15/44	3,000,000		3,342,420
New York Liberty Development Corporation, Liberty Revenue (7 World Trade Center Project)	5.00	9/15/40	2,000,000		2,298,140
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	5,000,000	[b]	5,128,400
New York Liberty Development Corporation, Revenue (Goldman Sachs Headquarters Issue)	5.25	10/1/35	1,600,000		1,911,136
New York State Dormitory Authority, FHA-Insured Mortgage Hospital Revenue (Hospital for Special Surgery)	6.00	8/15/38	3,470,000		4,027,941

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 100.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 97.3% (continued)
New York State Dormitory Authority, Health Center Revenue (Guaranteed; SONYMA)	5.00	11/15/19	1,000,000		1,004,020
New York State Dormitory Authority, Revenue (Consolidated City University System)	5.63	7/1/16	2,495,000		2,568,528
New York State Dormitory Authority, Revenue (Consolidated City University System)	5.75	7/1/18	1,025,000		1,101,383
New York State Dormitory Authority, Revenue (Consolidated City University System) (Insured; Assured Guaranty Municipal Corp.)	5.75	7/1/18	965,000		1,036,912
New York State Dormitory Authority, Revenue (Cornell University)	5.00	7/1/24	4,500,000		4,622,895
New York State Dormitory Authority, Revenue (Cornell University)	5.00	7/1/35	2,000,000		2,280,980
New York State Dormitory Authority, Revenue (Cornell University)	5.00	7/1/35	1,500,000		1,537,560
New York State Dormitory Authority, Revenue (Icahn School of Medicine at Mount Sinai)	5.00	7/1/40	1,000,000		1,119,070
New York State Dormitory Authority, Revenue (Memorial Sloan-Kettering Cancer Center)	5.00	7/1/23	1,350,000		1,613,898
New York State Dormitory Authority, Revenue (Mount Sinai School of Medicine of New York University) (Prerefunded)	5.50	7/1/19	2,320,000	[a]	2,684,611
New York State Dormitory Authority, Revenue (New York University Hospitals Center)	5.50	7/1/25	2,500,000		2,841,625
New York State Dormitory Authority, Revenue (New York University Hospitals Center)	5.00	7/1/26	2,500,000		2,550,500
New York State Dormitory Authority, Revenue (New York University Hospitals Center)	5.00	7/1/34	2,500,000		2,808,500
New York State Dormitory Authority, Revenue (New York University Hospitals Center) (Prerefunded)	5.25	7/1/17	1,900,000	[a]	2,012,461
New York State Dormitory Authority, Revenue (New York University)	5.00	7/1/34	2,000,000		2,233,480
New York State Dormitory Authority, Revenue (New York University)	5.00	7/1/45	3,540,000		4,026,325
New York State Dormitory Authority, Revenue (North Shore - Long Island Jewish Obligated Group)	5.00	5/1/43	1,300,000		1,438,242
New York State Dormitory Authority, Revenue (North Shore - Long Island Jewish Obligated Group) (Prerefunded)	5.00	5/1/17	5,515,000	[a]	5,840,330
New York State Dormitory Authority, Revenue (North Shore - Long Island Jewish Obligated Group) (Prerefunded)	5.50	5/1/19	2,000,000	[a]	2,303,140

Long-Term Municipal Investments - 100.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 97.3% (continued)
New York State Dormitory Authority, Revenue (Orange Regional Medical Center Obligated Group)	6.13	12/1/29	1,500,000		1,637,925
New York State Dormitory Authority, Revenue (Orange Regional Medical Center Obligated Group)	5.00	12/1/45	1,400,000	[b]	1,452,542
New York State Dormitory Authority, Revenue (Rochester Institute of Technology)	5.00	7/1/23	2,000,000		2,382,820
New York State Dormitory Authority, Revenue (Rochester Institute of Technology) (Prerefunded)	6.00	7/1/18	5,250,000	[a]	5,911,972
New York State Dormitory Authority, Revenue (State University of New York Dormitory Facilities)	5.00	7/1/43	2,500,000		2,804,475
New York State Dormitory Authority, Revenue (Teachers College)	5.38	3/1/29	2,000,000		2,230,240
New York State Dormitory Authority, Revenue (The Bronx-Lebanon Hospital Center) (LOC; TD Bank)	6.50	8/15/30	2,000,000		2,275,580
New York State Dormitory Authority, Revenue (The New School)	5.25	7/1/30	2,500,000		2,837,900
New York State Dormitory Authority, Revenue (The Rockefeller University)	5.00	7/1/40	4,000,000		4,474,400
New York State Dormitory Authority, State Personal Income Tax Revenue (Education) (Prerefunded)	5.00	9/15/16	125,000	[a]	129,564
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	2/15/26	1,730,000		1,975,262
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/31	5,000,000		5,875,400
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	2/15/39	2,000,000		2,297,980
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/23	1,430,000		1,744,285
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/26	3,000,000		3,703,140
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/44	3,000,000		3,417,360
New York State Dormitory Authority, Third General Resolution Revenue (State University Educational Facilities Issue)	5.00	5/15/30	2,000,000		2,336,800
New York State Energy Research and Development Authority, Gas Facilities Revenue (The Brooklyn Union Gas Company Project)	6.37	4/1/20	5,000,000		5,004,500
New York State Energy Research and Development Authority, PCR (New York State Electric and Gas Corporation Project) (Insured; National Public Finance Guarantee Corp.)	0.55	12/1/25	5,000,000	[d]	4,756,250

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 100.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 97.3% (continued)
New York State Energy Research and Development Authority, PCR (New York State Electric and Gas Corporation Project) (Insured; National Public Finance Guarantee Corp.)	0.67	4/1/34	2,000,000	[d]	1,910,000
New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue (New York City Municipal Water Finance Authority Projects - Second Resolution Bonds)	5.00	6/15/27	2,810,000		3,426,654
New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue (New York City Municipal Water Finance Authority Projects - Second Resolution Bonds)	5.00	6/15/29	2,470,000		2,846,675
New York State Environmental Facilities Corporation, State Revolving Funds Revenue (Master Financing Program)	5.00	5/15/30	2,000,000		2,353,900
New York State Mortgage Agency, Mortgage Revenue	5.00	4/1/28	435,000		459,460
New York State Power Authority, Revenue	5.00	11/15/31	1,000,000		1,166,050
New York State Thruway Authority, General Revenue	5.00	1/1/42	1,500,000		1,678,545
New York State Thruway Authority, General Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	1/1/27	5,000,000		5,365,500
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds	5.00	4/1/26	2,500,000		2,827,475
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds	5.00	4/1/26	2,500,000		2,765,300
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds	5.00	4/1/27	3,000,000		3,204,990
New York State Thruway Authority, State Personal Income Tax Revenue (Transportation)	5.25	3/15/27	3,000,000		3,241,830
Niagara Tobacco Asset Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	5.25	5/15/34	2,000,000		2,260,560
Niagara Tobacco Asset Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	5.25	5/15/40	1,750,000		1,953,508
Onondaga Civic Development Corporation, Revenue (Saint Joseph's Hospital Health Center Project)	5.13	7/1/31	1,750,000		1,846,513
Port Authority of New York and New Jersey, (Consolidated Bonds, 163rd Series)	5.00	7/15/35	5,000,000		5,694,500

Long-Term Municipal Investments - 100.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
New York - 97.3% (continued)
Port Authority of New York and New Jersey, (Consolidated Bonds, 179th Series)	5.00	12/1/25	2,000,000		2,437,680
Port Authority of New York and New Jersey, (Consolidated Bonds, 183rd Series)	5.00	12/15/26	3,000,000		3,625,680
Port Authority of New York and New Jersey, (Consolidated Bonds, 184th Series)	5.00	9/1/36	2,500,000		2,888,525
Port Authority of New York and New Jersey, (Consolidated Bonds, 184th Series)	5.00	9/1/39	2,000,000		2,307,480
Port Authority of New York and New Jersey, (Consolidated Bonds, 93rd Series)	6.13	6/1/94	1,955,000		2,405,569
Port Authority of New York and New Jersey, Special Project Bonds (JFK International Air Terminal LLC Project)	6.00	12/1/36	2,000,000		2,338,540
Sales Tax Asset Receivable Corporation, Sales Tax Asset Revenue	5.00	10/15/31	1,000,000		1,191,710
Schenectady Industrial Development Agency, Civic Facility Revenue (Union College Project) (Prerefunded)	5.00	7/1/16	1,380,000	[a]	1,417,991
Suffolk County Economic Development Corporation, Revenue (Catholic Health Services of Long Island Obligated Group Project)	5.00	7/1/22	1,000,000		1,148,120
Suffolk Tobacco Asset Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	6.00	6/1/48	5,000,000		4,606,150
Triborough Bridge and Tunnel Authority, General Purpose Revenue (Prerefunded)	5.50	1/1/22	2,000,000	[a]	2,466,920
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	5.00	11/15/27	1,640,000		1,817,005
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	5.00	1/1/28	2,000,000		2,327,220
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	5.00	11/15/38	1,000,000		1,137,870
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	5.25	11/15/45	1,500,000		1,756,575
TSASC Inc. of New York, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/26	2,000,000		2,023,000
TSASC Inc. of New York, Tobacco Settlement Asset-Backed Bonds	5.13	6/1/42	1,500,000		1,372,860

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal Investments - 100.7% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
New York - 97.3% (continued)
Utility Debt Securitization Authority of New York, Restructuring Bonds	5.00	12/15/35	8,000,000	9,515,840
Westchester Tobacco Asset Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/26	2,000,000	2,001,180
Westchester Tobacco Asset Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	5.13	6/1/45	1,200,000	1,198,728
Western Nassau County Water Authority, Water System Revenue	5.00	4/1/40	1,000,000	1,129,590
				394,693,449
U.S. Related - 3.4%
Guam, Business Privilege Tax Revenue	5.00	11/15/35	3,000,000	3,335,550
Guam, Business Privilege Tax Revenue	5.00	1/1/42	2,000,000	2,151,760
Guam, Hotel Occupancy Tax Revenue	5.25	11/1/18	1,100,000	1,222,034
Guam, Hotel Occupancy Tax Revenue	5.50	11/1/19	1,000,000	1,150,850
Guam Waterworks Authority, Water and Wastewater System Revenue	5.63	7/1/40	1,000,000	1,096,390
Puerto Rico Aqueduct and Sewer Authority, Senior Lien Revenue (Insured; Assured Guaranty Corp.)	5.00	7/1/28	2,000,000	2,001,120
Virgin Islands Public Finance Authority, Revenue (Virgin Islands Matching Fund Loan Note)	5.00	10/1/25	2,500,000	2,779,350
				13,737,054
Total Long-Term Municipal Investments (cost $384,772,763)			408,430,503
Short-Term Municipal Investments - .1%
New York - .1%
New York City, GO Notes (LOC; JPMorgan Chase Bank) (cost $300,000)	0.01	12/1/15	300,000	[e] 300,000
Total Investments (cost $385,072,763)			100.8%	408,730,503
Liabilities, Less Cash and Receivables			(0.8%)	(3,261,482)
Net Assets			100.0%	405,469,021

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015 these securities were valued at $22,356,022 or 5.51% of net assets.
c Collateral for floating rate borrowings.
d Variable rate security—interest rate subject to periodic change.
e Variable rate demand note—rate shown is the interest rate in effect at November 30, 2015. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	20.5
Education	18.1
Special Tax	15.9
Health Care	8.0
Utility-Water and Sewer	8.0
Utility-Electric	6.3
City	5.6
Prerefunded	3.8
Industrial	2.7
Resource Recovery	1.7
Asset-Backed	1.1
State/Territory	1.1
Pollution Control	.7
Housing	.1
Other	7.2
100.8

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2015

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	385,072,763	408,730,503
Cash		3,612,207
Interest receivable		5,005,269
Receivable for shares of Beneficial Interest subscribed		178,602
Prepaid expenses		19,334
		417,545,915
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		312,432
Payable for floating rate notes issued—Note 4		7,000,000
Payable for investment securities purchased		4,253,930
Payable for shares of Beneficial Interest redeemed		418,330
Interest and expense payable related to floating rate notes issued—Note 4		9,560
Accrued expenses		82,642
		12,076,894
Net Assets ($)		405,469,021
Composition of Net Assets ($):
Paid-in capital		390,012,660
Accumulated net realized gain (loss) on investments		(8,201,379)
Accumulated net unrealized appreciation (depreciation) on investments		23,657,740
Net Assets ($)		405,469,021

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	333,967,953	28,733,971	42,766,074	1,022.76
Shares Outstanding	22,367,252	1,924,172	2,864,142	68.49
Net Asset Value Per Share ($)	14.93	14.93	14.93	14.93

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended November 30, 2015

Investment Income ($):
Interest Income	16,279,199
Expenses:
Management fee—Note 3(a)	2,263,065
Shareholder servicing costs—Note 3(c)	1,077,074
Distribution fees—Note 3(b)	199,449
Professional fees	86,196
Registration fees	46,948
Interest and expense related to floating rate notes issued—Note 4	45,798
Custodian fees—Note 3(c)	34,005
Prospectus and shareholders’ reports	23,396
Trustees’ fees and expenses—Note 3(d)	20,034
Loan commitment fees—Note 2	4,747
Miscellaneous	49,021
Total Expenses	3,849,733
Less—reduction in fees due to earnings credits—Note 3(c)	(150)
Net Expenses	3,849,583
Investment Income—Net	12,429,616
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,948,338
Net unrealized appreciation (depreciation) on investments	(2,581,755)
Net Realized and Unrealized Gain (Loss) on Investments	366,583
Net Increase in Net Assets Resulting from Operations	12,796,199

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2015	2014
Operations ($):
Investment income—net	12,429,616	12,437,726
Net realized gain (loss) on investments	2,948,338	(6,437,431)
Net unrealized appreciation (depreciation) on investments	(2,581,755)	22,390,133
Net Increase (Decrease) in Net Assets Resulting from Operations	12,796,199	28,390,428
Dividends to Shareholders from ($):
Investment income—net:
Class A	(10,655,098)	(11,105,107)
Class C	(608,012)	(498,980)
Class I	(1,223,048)	(796,691)
Class Y	(33)	(34)
Total Dividends	(12,486,191)	(12,400,812)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	38,210,958	44,760,539
Class C	7,829,886	8,164,725
Class I	21,725,267	24,453,482
Dividends reinvested:
Class A	8,849,379	9,017,141
Class C	487,583	407,913
Class I	1,065,130	615,641
Cost of shares redeemed:
Class A	(64,664,300)	(60,643,431)
Class C	(3,877,995)	(5,670,382)
Class I	(12,268,255)	(15,926,893)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(2,642,347)	5,178,735
Total Increase (Decrease) in Net Assets	(2,332,339)	21,168,351
Net Assets ($):
Beginning of Period	407,801,360	386,633,009
End of Period	405,469,021	407,801,360
Undistributed investment income—net	-	68,923

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended November 30,
	2015	2014
Capital Share Transactions (Shares):
Class A
Shares sold	2,554,258	3,050,313
Shares issued for dividends reinvested	593,573	615,098
Shares redeemed	(4,348,736)	(4,162,560)
Net Increase (Decrease) in Shares Outstanding	(1,200,905)	(497,149)
Class C
Shares sold	526,586	552,728
Shares issued for dividends reinvested	32,706	27,819
Shares redeemed	(260,758)	(390,181)
Net Increase (Decrease) in Shares Outstanding	298,534	190,366
Class I
Shares sold	1,456,638	1,671,634
Shares issued for dividends reinvested	71,481	41,856
Shares redeemed	(823,064)	(1,103,409)
Net Increase (Decrease) in Shares Outstanding	705,055	610,081

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information(except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

		Year Ended November 30,
Class A Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	14.91	14.29	15.60	14.62	14.35
Investment Operations:
Investment income—net[a]	.45	.47	.46	.52	.55
Net realized and unrealized gain (loss) on investments	.03	.62	(1.31)	.98	.27
Total from Investment Operations	.48	1.09	(.85)	1.50	.82
Distributions:
Dividends from investment income—net	(.46)	(.47)	(.46)	(.52)	(.55)
Net asset value, end of period	14.93	14.91	14.29	15.60	14.62
Total Return (%)[b]	3.24	7.76	(5.52)	10.39	5.89
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91	.92	.90	.91	.92
Ratio of net expenses to average net assets	.91	.92	.90	.91	.91
Ratio of interest and expense related to floating rate notes issued to average net assets	.01	.01	.01	.00[c]	.00[c]
Ratio of net investment income to average net assets	3.05	3.24	3.09	3.41	3.87
Portfolio Turnover Rate	24.62	20.10	12.95	9.96	10.20
Net Assets, end of period ($ x 1,000)	333,968	351,371	343,975	405,161	352,610

a Based on average shares outstanding.
b Exclusive of sales charge.
c Amount represents less than .01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

		Year Ended November 30,
Class C Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	14.91	14.30	15.60	14.62	14.35
Investment Operations:
Investment income—net[a]	.34	.36	.35	.40	.44
Net realized and unrealized gain (loss) on investments	.02	.61	(1.31)	.98	.27
Total from Investment Operations	.36	.97	(.96)	1.38	.71
Distributions:
Dividends from investment income—net	(.34)	(.36)	(.34)	(.40)	(.44)
Net asset value, end of period	14.93	14.91	14.30	15.60	14.62
Total Return (%)[b]	2.45	6.93	(6.24)	9.55	5.09
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.67	1.68	1.67	1.68	1.68
Ratio of net expenses to average net assets	1.67	1.68	1.67	1.68	1.66
Ratio of interest and expense related to floating rate notes issued to average net assets	.01	.01	.01	.00[c]	.00[c]
Ratio of net investment income to average net assets	2.28	2.45	2.32	2.61	3.11
Portfolio Turnover Rate	24.62	20.10	12.95	9.96	10.20
Net Assets, end of period ($ x 1,000)	28,734	24,239	20,517	21,214	13,260

a Based on average shares outstanding.
b Exclusive of sales charge.
c Amount represents less than .01%.

See notes to financial statements.

		Year Ended November 30,
Class I Shares	2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	14.91	14.29	15.60	14.62	14.35
Investment Operations:
Investment income—net[a]	.49	.50	.50	.53	.57
Net realized and unrealized gain (loss) on investments	.02	.63	(1.31)	1.00	.28
Total from Investment Operations	.51	1.13	(.81)	1.53	.85
Distributions:
Dividends from investment income—net	(.49)	(.51)	(.50)	(.55)	(.58)
Net asset value, end of period	14.93	14.91	14.29	15.60	14.62
Total Return (%)	3.50	8.03	(5.28)	10.65	6.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.66	.66	.64	.68	.68
Ratio of net expenses to average net assets	.66	.66	.64	.68	.68
Ratio of interest and expense related to floating rate notes issued to average net assets	.01	.01	.01	.00[b]	.00[b]
Ratio of net investment income to average net assets	3.29	3.45	3.34	3.55	4.08
Portfolio Turnover Rate	24.62	20.10	12.95	9.96	10.20
Net Assets, end of period ($ x 1,000)	42,766	32,191	22,139	26,094	4,068

a Based on average shares outstanding.
b Amount represents less than .01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

		Year Ended November 30,
Class Y Shares	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	14.91	14.30	14.60
Investment Operations:
Investment income—net[b]	.46	.49	.23
Net realized and unrealized gain (loss) on investments	.04	.61	(.31)
Total from Investment Operations	.50	1.10	(.08)
Distributions:
Dividends from investment income—net	(.48)	(.49)	(.22)
Net asset value, end of period	14.93	14.91	14.30
Total Return (%)	3.42	7.89	(.62)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.64	.79	.55[d]
Ratio of net expenses to average net assets	.64	.79	.55[d]
Ratio of interest and expense related to floating rate notes issued to average net assets	.01	.01	.01[d]
Ratio of net investment income to average net assets	3.11	3.32	3.79[d]
Portfolio Turnover Rate	24.62	20.10	12.95
Net Assets, end of period ($ x 1,000)	1	1	1

a From July 1, 2013 (commencement of initial offering) to November 30, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus New York AMT-Free Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open–end management investment company. The fund’s investment objective is to seek to maximize current income exempt from federal, New York state and New York city income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of November 30, 2015, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2015 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	-	408,730,503	-	408,730,503
Liabilities ($)
Floating Rate Notes††	-	(7,000,000)	-	(7,000,000)

† See Statement of Investments for additional detailed categorizations.
†† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

At November 30, 2015, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses

NOTES TO FINANCIAL STATEMENTS (continued)

from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2015, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2015, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2015, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $51,023, accumulated capital losses $8,237,109 and unrealized appreciation $23,693,470.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to November 30, 2015. If not applied, $1,821,970 of the carryover expires in fiscal year 2016, $1,480,006 expires in fiscal year 2017 and $487,305 expires in fiscal year 2019. The fund has $1,647,254 of post-enactment short-term capital losses and $2,800,574 of post enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2015 and November 30, 2014 were as follows: tax-exempt income $12,486,191 and $12,400,812, respectively.

During the period ended November 30, 2015, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $12,348 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $480 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2015, the fund did not borrow under the Facilities.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from October 8, 2015 through April 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of Class Y shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .66% of the value of Class Y’s average daily net assets. During the period ended November 30, 2015, there was no reduction in expenses pursuant to the undertaking.

During the period ended November 30, 2015, the Distributor retained $3,844 from commissions earned on sales of the fund’s Class A shares and $2,643 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2015, Class C shares were charged $199,449 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2015, Class A and Class C shares were charged $869,495 and $66,483, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2015, the fund was charged $73,660 for transfer agency services and $3,217 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $150.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2015, the fund was charged $34,005 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended November 30, 2015, the fund was charged $2,491 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended November 30, 2015, the fund was charged $11,020 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $184,378, Distribution Plan fees $17,529, Shareholder Services Plan fees $75,223, custodian fees $20,327, Chief Compliance Officer fees $1,765 and transfer agency fees $13,210.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2015, amounted to $101,347,976 and $99,715,753, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Trust”). The Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at

NOTES TO FINANCIAL STATEMENTS (continued)

predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Trust, after payment of interest on the other securities and various expenses of the Trust. An inverse floater security may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended November 30, 2015 was approximately $7,000,000, with a related weighted average annualized interest rate of .65%.

At November 30, 2015, the cost of investments for federal income tax purposes was $378,037,033; accordingly, accumulated net unrealized appreciation on investments was $23,693,470, consisting of $24,093,331 gross unrealized appreciation and $399,861 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus New York AMT-Free Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus New York AMT-Free Municipal Bond Fund, including the statement of investments, as of November 30, 2015, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York AMT-Free Municipal Bond Fund at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 28, 2016

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended November 30, 2015 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are New York residents, New York state and New York city personal income taxes). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2015 calendar year on Form 1099-DIV, which will be mailed in early 2016.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on July 21, 2015, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods (ranking in the fourth quartile in the Performance Group for all periods). The Board also noted that the fund’s yield performance was below the Performance Group median for all ten one-year periods ended May 31st (ranking in the fourth quartile in the Performance Group in all periods) and below the Performance Universe median for eight of the ten one-year periods ended May 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s Lipper category average and noted that the fund’s calendar year total returns were above the Lipper category average for six of the ten calendar years. Dreyfus representatives noted that not all of the funds in the Performance Group were “AMT-free” funds (seeking to provide income exempt from the federal alternative minimum tax), and that the fund’s generally shorter duration and higher credit quality relative to its peers affected the fund’s relative performance. Dreyfus representatives also noted that the fund’s investment in municipal bonds issued in Puerto Rico affected the fund’s relative performance.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was concerned with the fund’s performance but noted the considerations described above and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus was not so disproportionately large that it could not have been the result of an arm’s-length bargaining.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 140

———————

Francine J. Bovich (64)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

• Managing Director, Morgan Stanley Investment Management (1993-2010)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 79

———————

Peggy C. Davis (72)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 51

———————

Diane Dunst (76)

Board Member (2007)

Principal Occupation During Past 5 Years:

• President of Huntting House Antiques (1999-present)

No. of Portfolios for which Board Member Serves: 14

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Nathan Leventhal (72)

Board Member (1989)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 50

———————

Robin A. Melvin (52)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 111

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Ernest Kafka, Emeritus Board Member
Jay I. Meltzer, Emeritus Board Member
Daniel Rose, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 66 investment companies (comprised of 140 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1991.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 67 investment companies (comprised of 165 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (67 investment companies, comprised of 165 portfolios). He is 58 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARI M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 62 investment companies (comprised of 160 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

NOTES

For More Information

Dreyfus New York AMT-Free Municipal Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: PSNYX Class C: PNYCX Class I: DNYIX Class Y: DNYYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0021AR1115

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $32,792 in 2014 and $33,612 in 2015.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,942 in 2014 and $6,273 in 2015.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,578 in 2014 and $3,369  in 2015. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2014 and $0 in 2015.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $640 in 2014 and $486 in 2015.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2014 and $0 in 2015.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $25,624,689 in 2014 and $19,802,219 in 2015.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus New York AMT-Free Municipal Bond Fund

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    January 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    January 20, 2016

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    January 20, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)